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                                                                      EXHIBIT 21

                             SUBSIDIARIES OF DOVER

NAME                                                          STATE OF INCORPORATION
----                                                          ----------------------
DOMESTIC SUBSIDIARIES
A-C Compressor Corporation (DD1, Inc.)......................  Delaware
Alphasem Corporation........................................  California
AVTEC Industries Incorporated...............................  Delaware
Bayne Machine Works, Inc. ..................................  South Carolina
Belvac Production Machinery, Inc. ..........................  Virginia
C & H Manufacturing, Inc. ..................................  California
Canada Organization & Development LLC.......................  Delaware
Carrillo Industries Inc. ...................................  California
CCI Field Services, Inc. ...................................  Delaware
Chief Automotive Systems, Inc. .............................  Delaware
Communication Techniques, Inc. .............................  Delaware
CPI Products, Inc. .........................................  Delaware
DDI Properties, Inc. .......................................  California
DEK U.S.A., Inc. ...........................................  Delaware
DEK USA Logistics, Inc. ....................................  Delaware
Delaware Capital Formation, Inc. ...........................  Delaware
Delaware Capital Holdings, Inc. ............................  Delaware
De-Sta-Co Cylinders, Inc. ..................................  Delaware
DFH Corporation.............................................  Delaware
Dielectric Laboratories, Inc. ..............................  Delaware
DovaTech, Ltd. .............................................  Delaware
Dover DEI Services, Inc. ...................................  Delaware
Dover Diversified De, Inc. .................................  Delaware
Dover Diversified, Inc. ....................................  Delaware
Dover Europe, Inc. .........................................  Delaware
Dover Global Holdings, Inc. ................................  Delaware
Dover Industries, Inc. .....................................  Delaware
Dover Resources Inc. .......................................  Delaware
Dover Technologies International, Inc. .....................  Delaware
Dow-Key Microwave Corporation...............................  Delaware
DP Manufacturing Inc. ......................................  Delaware
EOA Systems, Inc. ..........................................  Delaware
Everett Charles Technologies................................  Delaware
Forward Manufacturing Company, Inc. ........................  Texas
Gerald L. Greer Co. ........................................  Delaware
Graphics Microsystems, Inc. ................................  California
Groen, Inc. ................................................  Delaware
Hill Phoenix, Inc. .........................................  Delaware
Hover-Davis, Inc. ..........................................  Delaware

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
NAME                                                          STATE OF INCORPORATION
----                                                          ----------------------
Hydratight..................................................  Delaware
Hydro Systems Company.......................................  Delaware
Hydro-Cam Engineering Company...............................  Delaware
Hydromotion, Inc. ..........................................  Delaware
Imaje Ink Jet Printing Corp. ...............................  Delaware
Impell, Inc. ...............................................  California
J E Pistons Inc. ...........................................  California
K&L Microwave, Inc. ........................................  Delaware
K. S. Boca Inc. ............................................  Florida
Kalyn/Siebert I, Inc. ......................................  Texas
Kalyn/Siebert L.P. .........................................  Texas
Knappco Corporation.........................................  Delaware
KS Formation, Inc. .........................................  Delaware
Kurz-Kasch, Inc. ...........................................  Delaware
Lee Laser, Inc. ............................................  Delaware
Marathon Equipment Company (Delaware).......................  Delaware
Mark Andy, Inc. ............................................  Missouri
Midland Manufacturing Corporation...........................  Delaware
Multitest Electronic Systems, Inc. .........................  Delaware
Novacap, Inc. ..............................................  Delaware
OK Holdings, Inc. ..........................................  Delaware
OK International, Inc. .....................................  California
OPW Fuel Management Systems.................................  Delaware
PDQ Manufacturing, Inc. ....................................  Delaware
Performance Motorsports, Inc. ..............................  California
Petro Vend, Inc. [Poland]...................................  Delaware
PISCES by OPW, Inc. ........................................  Delaware
PRC Laser Corporation.......................................  Delaware
Provacon, Inc. .............................................  Delaware
Quartzdyne Inc. ............................................  Delaware
Randell Manufacturing of Arizona, Inc. .....................  Delaware
Randell Manufacturing, Inc. ................................  Delaware
Regan Corporation Services, Inc. (holding company for real
  estate)...................................................  Oklahoma
Revod Corporation...........................................  Delaware
Richards Industry, Inc. ....................................  Delaware
Robohand, Inc. .............................................  Delaware
Sanger Works Factory Holdings, LLC..........................  California
Sargent Aerospace, Inc. ....................................  Delaware
Somero Enterprises, LLC.....................................  Delaware
Sonic Industries, Inc. .....................................  California
Stark Manufacturing D/B/A De-Sta-Co Manufacturing Tubular
  Products..................................................  Delaware
Sure Seal, Inc. ............................................  Missouri
Swep North America Inc. ....................................  Delaware
SWF COMPANIES LLC...........................................  California

NAME                                                          STATE OF INCORPORATION
----                                                          ----------------------
Texas Hydraulics, Inc. .....................................  Delaware
The Heil Co. ...............................................  Delaware
Tipper Tie, Inc. ...........................................  Delaware
Tisma Machinery.............................................  Illinois
Tranter PHE, Inc. ..........................................  Delaware
Tranter Radiator Products...................................  Delaware
Triton Systems of Delaware, Inc. ...........................  Delaware
Tulsa Winch, Inc. ..........................................  Delaware
Universal Instruments Corporation...........................  Delaware
Van Dam Machine Corporation.................................  New Jersey
Vectron International, Inc. ................................  Delaware
Vitronics Soltec Corporation................................  Delaware
Wabash Magnetics, LLC.......................................  Delaware
Waukesha Bearings Corporation...............................  Wisconsin
Wilden Pump and Engineering LLC.............................  Delaware
Wiseco Piston, Inc. ........................................  Delaware

NAME                                                             JURISDICTION
----                                                             ------------
FOREIGN SUBSIDIARIES
Acumen Technology (M) Sdn. Bhd..............................  Malaysia
Acumen Technology (pte) Ltd. ...............................  Singapore
Alphasem (Shenzhen) Co., Ltd. ..............................  China
Alphasem AG.................................................  Switzerland
Alphasem Asia Ltd. .........................................  Hong Kong
Alphasem Asia Pte. Ltd. ....................................  Singapore
Alphasem Far East (L) Ltd. .................................  Malaysia
Alphasem Holding GmbH.......................................  Switzerland
Alphasem Korea Ltd. ........................................  South Korea
atg Italia S.r.l. ..........................................  Italy
atg test systems asia Ltd. .................................  Taiwan atg test systems GmbH & Co KG...............................  Germany
Blackmer -- Mouvex SA.......................................  France
Blackmer Flow Technologies..................................  Alberta
Blackmer Mouvex, Ltd. ......................................  United Kingdom
BlitzRotary GmbH............................................  Germany
BN OPW, SRL.................................................  Italy
Calypso Europe Limited......................................  United Kingdom
CCMOP.......................................................  France
Chambon SAS.................................................  France
Charles Roberts Engineering Ltd. ...........................  United Kingdom
Contact Products Japan, Ltd. ...............................  Japan
CPI Europa GmbH.............................................  Germany
CPI Europe Limited..........................................  United Kingdom
DEK Asia Pacific............................................  Singapore

NAME                                                             JURISDICTION
----                                                             ------------
DEK Consulting (Shanghai) Co., Ltd. ........................  China
DEK France..................................................  France
DEK Hungary Manufacturing & Technology LLC..................  Hungary
DEK International GmbH......................................  Switzerland
DEK Northern Europe Limited.................................  United Kingdom
DEK Printing Machines GmbH..................................  Germany
DEK Printing Machines Limited...............................  United Kingdom
DEK Taiwan..................................................  Taiwan
DEK Technologies (Suzhou) Co. Ltd. .........................  China
De-Sta-Co (Asia) Company, Limited...........................  Thailand
DE-STA-CO Benelux B.V.......................................  Netherlands
De-Sta-Co Manufacturing Limited (Asia)......................  Thailand
De-Sta-Co Manufacturing Limited (UK)........................  United Kingdom
De-Sta-Co Metallerzeugnisse GmbH............................  Germany
De-Sta-Co Metallerzeugnisse GmbH & Co. Werkzeugtechnik......  Germany
De-Sta-Co Spain.............................................  Spain
De-Sta-Co U.K., Ltd. .......................................  United Kingdom
De-Sta-Co-Ema Industria e Comercio Ltda. ...................  Brazil
Dielectric Laboratories Asia Trading (Shanghai) Co.,
  Ltd. .....................................................  China
Dover (Bermuda) Finance Limited.............................  Bermuda
Dover Asia Trading Private Ltd. ............................  Singapore
Dover Corporation (Canada) Limited..........................  Canada
Dover CR, spol s r.o........................................  Germany
Dover do Brasil Limitada, Hydro Systems Division............  Brazil
Dover Do Brazil Ltda. ......................................  Brazil
Dover Do Brazil Trading Ltda. ..............................  Brazil
Dover Exports, Ltd. ........................................  Barbados
Dover France Holdings, SAS..................................  France
Dover German Holdings GmbH..................................  Germany
Dover German Intra-Group Service Gmbh.......................  Germany
Dover German Partnership Holdings GmbH......................  Germany
Dover Germany GmbH..........................................  Germany
Dover Holdings de Mexico SA DE CV...........................  Mexico
Dover Hungary Board Test Manufacturing KFT..................  Hungary
Dover Hungary KFT...........................................  Hungary
Dover India Pvt., Ltd. .....................................  India
Dover International BV......................................  Netherlands
Dover Italy Holdings S.r.L..................................  Italy
Dover Italy S.r.L...........................................  Italy
Dover Luxembourg Finance Sarl...............................  Luxembourg
Dover Luxembourg Holdings Sarl..............................  Luxembourg
Dover Luxembourg S.N.C......................................  Luxembourg
Dover Netherlands Holding B.V...............................  Netherlands
Dover Resources UK Sales Ltd. ..............................  United Kingdom

NAME                                                             JURISDICTION
----                                                             ------------
Dover Spol S.R.O............................................  Czech Republic
Dover Switzerland Holding GmbH..............................  Switzerland
Dover UK Holdings Limited...................................  United Kingdom
Dover UK Sales Ltd. ........................................  United Kingdom
Dry Offset Trade B.V........................................  Holland
Ect & T, Inc. ..............................................  Taiwan
ECT&C Co., Ltd. ............................................  China
Electro-Form PTE LTD........................................  Singapore
Etz Elektrisches Testzentrum Gmbh...........................  Germany
Everett Charles Technologies (Shenzhen) Limited.............  China
Everett Charles Technologies, Ltd. .........................  United Kingdom
Everett/Charles Japan, Ltd. ................................  Japan
FijnMetaalTechniek Amsterdam B.V............................  Holland
Golden Orchid Limited.......................................  Br Virgin Islands
Grapas Nacionales De Mexico C.V. De S.A. ...................  Mexico
Graphics Microsystems, N.V..................................  Belgium
Heil Asia Limited...........................................  Thailand
Heil Trailer Internacional S.A. ............................  Argentina
Heil Trailer International Holdings Ltd. ...................  United Kingdom
Heil Trailer International SAS..............................  France
Heil Trailer International, Ltd. ...........................  United Kingdom
Heil-Europe Limited.........................................  United Kingdom
Hill Phoenix de Mexico, S.A. de C.V. .......................  Mexico
Hydra-Tight BV..............................................  Netherlands
Hydratight GmbH.............................................  Germany
HydraTight Sweeney KK.......................................  Japan
Hydro Nova Europe, Ltd. ....................................  United Kingdom
Imaje (Asia) Ltd. ..........................................  Singapore
Imaje A/S Norge (Norway)....................................  Norway
Imaje AB....................................................  Sweden
Imaje Ag (Switzerland)......................................  Switzerland
Imaje Algerie EURL..........................................  Algeria
Imaje Argentina.............................................  Argentina
Imaje Beteiligung GmbH......................................  Germany
Imaje Canada Inc. ..........................................  Canada
Imaje China Co. LTD.........................................  China
Imaje Coding A/S (Denmark)..................................  Denmark
Imaje Coding Technologies Ltd (New Zealand).................  New Zealand
Imaje Coding Technology (M) Sdn Bhd.........................  Malaysia
Imaje Coding Technology Bv..................................  Netherlands
Imaje Coding Technology Pty Ltd (Australia).................  Australia
Imaje De Mexico S.A. De C.V. ...............................  Mexico
Imaje Do Brasil Impressoras (Brazil)........................  Brazil

NAME                                                             JURISDICTION
----                                                             ------------
Imaje GmbH..................................................  Germany
Imaje Hong Kong Ltd. .......................................  Hong Kong
Imaje India Private Limited.................................  India
Imaje Ink Jet Nv/Sa (Belgium)...............................  Belgium
Imaje Inkjet Ireland Ltd. ..................................  Ireland
Imaje Italia Srl............................................  Italy
Imaje Kk (Japan)............................................  Japan
Imaje Korea Co. Ltd (South Korea Republic)..................  South Korea
Imaje LTD...................................................  United Kingdom
Imaje Merkinta Oy...........................................  Finland
Imaje Nordic AB.............................................  Sweden
Imaje S.A. .................................................  France
Imaje Siam Co., Ltd. .......................................  Thailand
Imaje Software Development Centre Pvt. Ltd. ................  India
Imaje Taiwan Ltd. ..........................................  France
Imaje Technologies Codificacao (Portugal)...................  Portugal
Imaje Technologies De Codificacion, Sa (Spain)..............  Spain
Imaje Verpachtungs GmbH.....................................  Germany
IMMOC SCI...................................................  France
Intairco, Sarl..............................................  France
Interswep A.B...............................................  Sweden
Jaime LTD...................................................  United Kingdom
K&L Microwave (Nanjing) Ltd. ...............................  China
K&L Microwave DR, Inc. .....................................  Dominican Republic
Langbein & Engelbracht Gmbh.................................  Germany
Langbein & Engelbracht Industrial Engineering & Supply
  (Shanghai) Ltd. ..........................................  China
Luther & Maelzer (HK) Limited...............................  Hong Kong
Luther & Maelzer Gmbh.......................................  Germany
Mark Andy Ag................................................  Switzerland
Mark Andy France............................................  France
Mark Andy, Uk Limited.......................................  United Kingdom
Markpoint B.V...............................................  Netherlands
Markpoint Holding AB........................................  Sweden
Markpoint Label B.V.........................................  Netherlands
Markpoint Printer AB........................................  Sweden
Markpoint Real Estate B.V...................................  Netherlands
Markpoint System AB.........................................  Sweden
Mouvex GmbH.................................................  Germany
Multitest Electronic Systems (Asia) Pte. Ltd. ..............  Singapore
Multitest Elektronische GmbH................................  Germany
Nanjing TVT Technologies Ltd. ..............................  China
Nihon Testron Co. Ltd. .....................................  Japan
Nimaser BV..................................................  Netherlands
Nogra GmbH..................................................  Germany

NAME                                                             JURISDICTION
----                                                             ------------
O.K. Electronics (Beijing) Co., Ltd. .......................  China
O.K. International (Japan) Co. .............................  Japan
O.K. International (Taiwan) Ltd. ...........................  Taiwan
O.K. International (UK) Ltd. ...............................  United Kingdom
O.K. International France SA................................  France
O.K. International GmbH.....................................  Germany
Olympia Class Limited.......................................  Br Virgin Islands
OPW Eleven Brazil...........................................  Brazil
OPW Fluid Transfer Group Europe B.V.........................  Netherlands
OPW Fluid Transfer Group India..............................  India
OPW Fueling Components Europe B.V...........................  Netherlands
OPW Suzhou Co. Ltd. China...................................  China
OPW UK......................................................  United Kingdom
Pacific Semiconductor SDN B.H.D.............................  Malaysia
Perfect Bore Ltd. ..........................................  United Kingdom
PRC Europe N.V..............................................  Belgium
ProX Inter, B. V............................................  Netherlands
PS Holding BV...............................................  Netherlands
PS Precision BV.............................................  Netherlands
PS Technology (Penang) SDN B.H.D............................  Malaysia
PullMaster Winch Corporation................................  British Columbia
Revod Sweden AB.............................................  Sweden
RG Industries Ltd. .........................................  Alberta
RPA Process Technologies -- SAS.............................  France
Sargent Aerospace Canada, Inc. .............................  Canada
SCI Immoc...................................................  France
Soltec Groep, B.V...........................................  Netherlands
Soltec, B.V.................................................  Netherlands
Somero Enterprises Limited..................................  United Kingdom
Sweeney.....................................................  United Kingdom
Swep A.G....................................................  Switzerland
Swep Energy Oy..............................................  Finland
SWEP Heat Exchangers (Beijing) Co. Ltd. ....................  China
Swep Heat Exchangers Pty. Ltd. .............................  Australia
SWEP Heat Exchangers, Inc. .................................  Taiwan
Swep Iberica S.A. ..........................................  Spain
Swep International A.B......................................  Sweden
Swep Italia Srl.............................................  Italy
Swep Japan K.K..............................................  Japan
Swep Ltd. ..................................................  United Kingdom
SWEP Malaysia Sdn. Bhd......................................  Malaysia
Syfer Technology Limited....................................  United Kingdom
Technopack Ewald Hagedoen Nederland B.V.....................  Netherlands
Tecnologia Acumen de Mexico S.A. de C.V. ...................  Mexico

NAME                                                             JURISDICTION
----                                                             ------------
Test Solutions (Suzhou) Co., Ltd. ..........................  China
Tipper Tie Ag...............................................  Switzerland
Tipper Tie Alpina AG........................................  Switzerland
Tipper Tie Technopack.......................................  Germany
Tranter GmbH................................................  Austria
Tranter AG..................................................  Germany
Tranter BV..................................................  Netherlands
Tranter KFt.................................................  Hungary
Tranter PHE AB..............................................  Sweden
Tranter SAS.................................................  France
Tranter spol. S.r.o.........................................  Czech Republic
Tranter, Ltd. ..............................................  United Kingdom
TVT Technologies, Inc. .....................................  Br Virgin Islands
Universal Electronic Assembly Philippines Corporation.......  Philippines
Universal Instruments (Electronics) Ltd. ...................  United Kingdom
Universal Instruments (Hong Kong) Limited...................  Hong Kong
Universal Instruments (Hong Kong) Limited, Taiwan Branch....  Taiwan
Universal Instruments (Malaysia) Sdn Bhd....................  Malaysia
Universal Instruments (Shenzhen) Co., Ltd. .................  China
Universal Instruments (Suzhou) Ltd. ........................  China
Universal Instruments Corp. (Singapore) Pte. Ltd. ..........  Singapore
Universal Instruments Corporation Thailand..................  Thailand
Universal Instruments De Mexico S.A. De C.V. ...............  Mexico
Universal Instruments Gmbh..................................  Germany
Universal Instruments Iberica, Sl...........................  Spain
Universal Instruments Japan Ltd. ...........................  Japan
Universal Instruments Korea Ltd. ...........................  South Korea
Universal Instruments Manufacturing (Shenzhen) Co., Ltd. ...  China
Universal Instruments Nordic AB.............................  Sweden
Universal Instruments S.A.R.L...............................  France
Universal Instruments Slovakia..............................  Slovakia
Van Dam Machine B.V.........................................  Netherlands
Van Dam Machine GmbH........................................  Germany
Vectron Frequency Devices GmbH..............................  Switzerland
Vitech Services B.V.........................................  Netherlands
Vitronics Soltec GmbH.......................................  Germany
Vitronics Soltec Pte. Ltd. .................................  Singapore
Waukesha Bearings Limited...................................  United Kingdom
Wei Li......................................................  China
Wilden Argentina SRL........................................  Argentina
Xiamen Imaje Jinling Ink Jet Coder Ltd. ....................  China
Yat Sing Precision Parts Limited............................  China